Exhibit 10.22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

nationalgrid	DEFERRED PAYMENT AGREEMENT Non-Residential Customer
Customer Name NORTH EAST DATA LLC	Account Number [***]
Attn: Kant Trivedi	Contact telephone no. [***]
Service address 5380 FRONTIER AVE NIAGARA FALLS NY 14304
Agreement __ In office __ In field Taken X By email/telephone	Total Amount Owing $[***] Down Payment by 2/27/25 $ [***] Balance on Agreement $[***]
Dated: 2/13/25

National Grid and the Customer named above have entered into a Deferred Payment Agreement which follows. It is understood that the Company agrees not to shut-off service if the Customer honors the terms of the agreement.

Terms of the agreement are:

1.	Timely payment of all future current charges while this Agreement is in effect.

2.	Late payment charges: This agreement is not subject to a late payment charge if paid by due date.

3.	12 Monthly Installments of $[***] due with the current billing each month.

For this agreement to become binding on both the Customer and National Grid, the Customer must:

1.	Sign and date the agreement.

2.	Return the signed agreement to:

Attn: [***]

Should the Customer enter into this agreement and later fail to comply with the terms stated, National Grid may issue a Final Termination Notice at once.

Rules pertaining to Deferred Payment Agreements for non-residential utility customers are contained in Title 16 of the New York Code of Rules and Regulations. The customer may contact the New York State Public Service Commission to determine if this agreement conforms to those rules.

X	/s/ Kant Trivedi	2/13/2025
	Customer’s Signature (required to indicate acceptance of Agreement)	Date

X	/s/ Sarah B. Zerrillo	2/13/2025
	National Grid Signature (representative accepting agreement)	Date